RETIREMENT BENEFIT OBLIGATIONS	12 Months Ended
Dec. 31, 2019
Disclosure of employee benefits [text block] [Abstract]
Disclosure of employee benefits [text block]
29 RETIREMENT BENEFIT OBLIGATIONS

	2019 £m	2018 £m	2017 £m
Charge to the Group income statement
Defined benefit pension schemes	241	396	334
Other post-retirement benefit schemes	4	4	7
Total defined benefit schemes	245	400	341
Defined contribution pension schemes	273	288	242
Total charge to the income statement – continuing operations (note 9)	518	688	583

In addition, in 2018 there was a charge of £8 million (2017: £42 million) within discontinued operations (see note 13).

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Amounts recognised in the balance sheet
Retirement benefit assets	681	1,267	386	704
Retirement benefit obligations	(257)	(245)	(124)	(121)
Total amounts recognised in the balance sheet	424	1,022	262	583

The total amount recognised in the balance sheet relates to:

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Defined benefit pension schemes	550	1,146	347	667
Other post-retirement benefit schemes	(126)	(124)	(85)	(84)
Total amounts recognised in the balance sheet	424	1,022	262	583

Pension schemes

DEFINED BENEFIT SCHEMES

(i) Characteristics of and risks associated with the Group’s schemes

The Group has established a number of defined benefit pension schemes in the UK and overseas. All significant schemes are based in the UK, with the three most significant being the main section of the Lloyds Bank Pension Scheme No. 1, the Lloyd’s Bank Pension Scheme No. 2 and the HBOS Final Salary Pension Scheme. At 31 December 2019, these schemes represented 94 per cent of the Group’s total gross defined benefit pension assets (2018: 94 per cent). These schemes provide retirement benefits calculated as a percentage of final pensionable salary depending upon the length of service; the minimum retirement age under the rules of the schemes at 31 December 2019 is generally 55 although certain categories of member are deemed to have a contractual right to retire at 50.

The Group operates both funded and unfunded pension arrangements; the majority, including the three most significant schemes, are funded schemes in the UK. All of these UK funded schemes are operated as separate legal entities under trust law, are in compliance with the Pensions Act 2004 and are managed by a Trustee Board (the Trustee) whose role is to ensure that their Scheme is administered in accordance with the Scheme rules and relevant legislation, and to safeguard the assets in the best interests of all members and beneficiaries. The Trustee is solely responsible for setting investment policy and for agreeing funding requirements with the employer through the funding valuation process. The Board of Trustees must be composed of representatives of the Company and plan participants in accordance with the Scheme’s regulations.

A valuation to determine the funding status of each scheme is carried out at least every three years, whereby scheme assets are measured at market value and liabilities (technical provisions) are measured using prudent assumptions. If a deficit is identified a recovery plan is agreed between the employer and the scheme Trustee and sent to the Pensions Regulator for review. The Group has not provided for these deficit contributions as the future economic benefits arising from these contributions are expected to be available to the Group. The Group’s overseas defined benefit pension schemes are subject to local regulatory arrangements.

The most recent triennial funding valuation of the Group’s three main schemes, based on the position as at 31 December 2016, showed an aggregate funding deficit of £7.3 billion (a funding level of 85.6 per cent) compared to a £5.2 billion deficit (a funding level of 85.9 per cent) for the previous valuation as at 30 June 2014. In the light of this funding deficit, and in contemplation of the changes that the Group had made as a result of its Structural Reform Programme, the Group agreed a recovery plan with the trustees. Under the plan, deficit contributions of £618 million were paid during 2019, and these will rise to £798 million in 2020, £1,287 million in 2021 and £1,305 million per annum from 2022 to 2024. Contributions in the later years will be subject to review and renegotiation at subsequent funding valuations. The next funding valuation is due to be completed by March 2021 with an effective date of 31 December 2019. The deficit contributions are in addition to the regular contributions to meet benefits accruing over the year, and to cover the expenses of running the scheme. The Group currently expects to pay contributions of approximately £1,200 million to its defined benefit schemes in 2020.

During 2009, the Group made one-off contributions to the Lloyds Bank Pension Scheme No 1 and Lloyds Bank Pension Scheme No 2 in the form of interests in limited liability partnerships for each of the two schemes which hold assets to provide security for the Group’s obligations to the two schemes. At 31 December 2019, the limited liability partnerships held assets of approximately £6.7 billion. The limited liability partnerships are consolidated fully in the Group’s balance sheet.

The Group has also established three private limited companies which hold assets to provide security for the Group’s obligations to the HBOS Final Salary Pension Scheme, a section of the Lloyds Bank Pension Scheme No 1 and the Lloyds Bank Offshore Pension Scheme. At 31 December 2019 these held assets of approximately £4.8 billion in aggregate. The private limited companies are consolidated fully in the Group’s balance sheet. The terms of these arrangements require the Group to maintain assets in these vehicles to agreed minimum values in order to secure obligations owed to the relevant Group pension schemes. The Group has satisfied this requirement during 2019.

The last funding valuations of other Group schemes were carried out on a number of different dates. In order to report the position under IAS 19 as at 31 December 2019 the most recent valuation results for all schemes have been updated by qualified independent actuaries. The funding valuations use a more prudent approach to setting the discount rate and more conservative longevity assumptions than the IAS 19 valuations.

In July 2018 a decision was sought from the High Court in respect of the requirement to equalise the Guaranteed Minimum Pension (GMP) benefits accrued between 1990 and 1997 from contracting out of the State Earnings Related Pension Scheme. In its judgment handed down on 26 October 2018 the High Court confirmed the requirement to treat men and women equally with respect to these benefits and a range of methods that the Trustee is entitled to adopt to achieve equalisation. The Group recognised a past service cost of £108 million in respect of equalisation in 2018 and, following agreement of the detailed implementation approach with the Trustee, a further £33 million has been recognised in 2019.

(ii) Amounts in the financial statements

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Amount included in the balance sheet
Present value of funded obligations	(45,241)	(41,092)	(28,072)	(25,198)
Fair value of scheme assets	45,791	42,238	28,419	25,865
Net amount recognised in the balance sheet	550	1,146	347	667

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Net amount recognised in the balance sheet
At 1 January	1,146	586	667	633
Net defined benefit pension charge	(241)	(396)	(129)	(193)
Actuarial gains (losses) on defined benefit obligation	(4,958)	1,641	(3,473)	760
Return on plan assets	3,531	(1,529)	2,700	(983)
Employer contributions	1,062	827	558	451
Transfer of subsidiary[1]	–	(9)	–	–
Exchange and other adjustments	10	26	24	(1)
At 31 December	550	1,146	347	667

1	Prior to the disposal of the Scottish Widows Group in 2018, its subsidiary Scottish Widows Services Limited transferred to the direct ownership of the Bank; this subsidiary is the participating employer in the Scottish Widows Retirement Benefits Scheme.

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Movements in the defined benefit obligation
At 1 January	(41,092)	(43,136)	(25,198)	(27,041)
Current service cost	(201)	(257)	(98)	(119)
Interest expense	(1,172)	(1,119)	(737)	(689)
Remeasurements:
Actuarial losses – experience	(29)	(439)	35	(333)
Actuarial (losses) gains – demographic assumptions	471	(201)	304	(188)
Actuarial gains (losses) – financial assumptions	(5,400)	2,281	(3,812)	1,281
Benefits paid	2,174	3,036	1,436	1,965
Past service cost	(44)	(108)	(33)	(66)
Settlements	17	17	–	–
Curtailments	–	(12)	–	(4)
Transfer of subsidiary	–	(1,154)	–	–
Exchange and other adjustments	35	–	31	(4)
At 31 December	(45,241)	(41,092)	(28,072)	(25,198)

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Analysis of the defined benefit obligation:
Active members	(6,413)	(6,448)	(3,433)	(3,487)
Deferred members	(16,058)	(14,208)	(9,679)	(8,608)
Pensioners	(21,032)	(18,885)	(13,714)	(11,971)
Dependants	(1,738)	(1,551)	(1,246)	(1,132)
	(45,241)	(41,092)	(28,072)	(25,198)

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Changes in the fair value of scheme assets
At 1 January	42,238	43,722	25,865	27,674
Return on plan assets excluding amounts included in interest income	3,531	(1,529)	2,700	(983)
Interest income	1,220	1,141	765	710
Employer contributions	1,062	827	558	451
Benefits paid	(2,174)	(3,036)	(1,436)	(1,965)
Settlements	(18)	(18)	–	–
Administrative costs paid	(43)	(40)	(26)	(25)
Transfer of subsidiary	–	1,145	–	–
Exchange and other adjustments	(25)	26	(7)	3
At 31 December	45,791	42,238	28,419	25,865

The expense recognised in the income statement for the year ended 31 December comprises:

	The Group
	2019 £m	2018 £m
Current service cost	201	257
Net interest amount	(48)	(22)
Past service credits and curtailments	–	12
Settlements	1	1
Past service cost – plan amendments	44	108
Plan administration costs incurred during the year	43	40
Total defined benefit pension expense	241	396

(iii) Composition of scheme assets:

	2019			2018
The Group	Quoted £m	Unquoted £m	Total £m	Quoted £m	Unquoted £m	Total £m
Equity instruments	555	39	594	637	222	859
Debt instruments[1]:
Fixed interest government bonds	8,893	–	8,893	7,449	–	7,449
Index-linked government bonds	18,207	–	18,207	16,477	–	16,477
Corporate and other debt securities	10,588	–	10,588	8,813	–	8,813
Asset-backed securities	–	–	–	138	–	138
	37,688	–	37,688	32,877	–	32,877
Property	–	158	158	–	556	556
Pooled investment vehicles	4,773	10,585	15,358	4,578	10,494	15,072
Money market instruments, derivatives, cash and other assets and liabilities	204	(8,211)	(8,007)	(283)	(6,843)	(7,126)
At 31 December	43,220	2,571	45,791	37,809	4,429	42,238

1	Of the total debt instruments, £33,134 million (31 December 2018: £29,033 million) were investment grade (credit ratings equal to or better than ‘BBB’).

	2019			2018
The Bank	Quoted £m	Unquoted £m	Total £m	Quoted £m	Unquoted £m	Total £m
Equity instruments	385	26	411	299	215	514
Debt instruments[1]:
Fixed interest government bonds	3,198	–	3,198	2,570	–	2,570
Index-linked government bonds	11,254	–	11,254	10,236	–	10,236
Corporate and other debt securities	6,791	–	6,791	5,987	–	5,987
	21,243	–	21,243	18,793	–	18,793
Pooled investment vehicles	2,527	7,203	9,730	2,405	7,192	9,597
Money market instruments, derivatives, cash and
other assets and liabilities	(145)	(2,820)	(2,965)	(589)	(2,450)	(3,039)
At 31 December	24,010	4,409	28,419	20,908	4,957	25,865

1	Of the total debt instruments, £18,724 million (31 December 2018: £16,472 million) were investment grade (credit ratings equal to or better than ‘BBB’).

The assets of all the funded plans are held independently of the Group’s assets in separate trustee administered funds.

The pension schemes’ pooled investment vehicles comprise:

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Equity funds	2,429	2,329	1,706	1,705
Hedge and mutual funds	2,886	2,487	1,818	1,488
Liquidity funds	1,126	2,329	980	1,336
Bond and debt funds	971	313	211	–
Other	7,946	7,614	5,015	5,068
At 31 December	15,358	15,072	9,730	9,597

The Trustee’s approach to investment is focused on acting in the members’ best financial interests, with the integration of ESG (Environmental, Social and Governance) considerations into investment management processes and practices. This policy is reviewed annually (or more frequently as required) and has been shared with the schemes’ investment managers for implementation.

(iv) Assumptions

The principal actuarial and financial assumptions used in valuations of the defined benefit pension schemes were as follows:

	2019%	2018%
Discount rate	2.05	2.90
Rate of inflation:
Retail Prices Index	2.94	3.20
Consumer Price Index	1.99	2.15
Rate of salary increases	0.00	0.00
Weighted-average rate of increase for pensions in payment	2.57	2.73

	2019 Years	2018 Years
Life expectancy for member aged 60, on the valuation date:
Men	27.5	27.8
Women	29.2	29.4
Life expectancy for member aged 60, 15 years after the valuation date:
Men	28.5	28.8
Women	30.3	30.6

The mortality assumptions used in the UK scheme valuations are based on standard tables published by the Institute and Faculty of Actuaries which were adjusted in line with the actual experience of the relevant schemes. The table shows that a member retiring at age 60 at 31 December 2019 is assumed to live for, on average, 27.5 years for a male and 29.2 years for a female. In practice there will be much variation between individual members but these assumptions are expected to be appropriate across all members. It is assumed that younger members will live longer in retirement than those retiring now. This reflects the expectation that mortality rates will continue to fall over time as medical science and standards of living improve. To illustrate the degree of improvement assumed the table also shows the life expectancy for members aged 45 now, when they retire in 15 years’ time at age 60.

(v) Amount timing and uncertainty of future cash flows

Risk exposure of the defined benefit schemes

Whilst the Group is not exposed to any unusual, entity specific or scheme specific risks in its defined benefit pension schemes, it is exposed to a number of significant risks, detailed below:

Inflation rate risk: the majority of the plans’ benefit obligations are linked to inflation both in deferment and once in payment. Higher inflation will lead to higher liabilities although this will be materially offset by holdings of inflation-linked gilts and, in most cases, caps on the level of inflationary increases are in place to protect against extreme inflation.

Interest rate risk: The defined benefit obligation is determined using a discount rate derived from yields on AA-rated corporate bonds. A decrease in corporate bond yields will increase plan liabilities although this will be materially offset by an increase in the value of bond holdings and through the use of derivatives.

Longevity risk: The majority of the schemes obligations are to provide benefits for the life of the members so increases in life expectancy will result in an increase in the plans’ liabilities.

Investment risk: Scheme assets are invested in a diversified portfolio of debt securities, equities and other return-seeking assets. If the assets underperform the discount rate used to calculate the defined benefit obligation, it will reduce the surplus or increase the deficit. Volatility in asset values and the discount rate will lead to volatility in the net pension asset on the Group’s balance sheet and in other comprehensive income. To a lesser extent this will also lead to volatility in the pension expense in the Group’s income statement.

The ultimate cost of the defined benefit obligations to the Group will depend upon actual future events rather than the assumptions made. The assumptions made are unlikely to be borne out in practice and as such the cost may be higher or lower than expected.

Sensitivity analysis

The effect of reasonably possible changes in key assumptions on the value of scheme liabilities and the resulting pension charge in the Group’s income statement and on the net defined benefit pension scheme asset, for the Group’s three most significant schemes is set out below. The sensitivities provided assume that all other assumptions and the value of the schemes’ assets remain unchanged, and are not intended to represent changes that are at the extremes of possibility. The calculations are approximate in nature and full detailed calculations could lead to a different result. It is unlikely that isolated changes to individual assumptions will be experienced in practice. Due to the correlation of assumptions, aggregating the effects of these isolated changes may not be a reasonable estimate of the actual effect of simultaneous changes in multiple assumptions.

	Effect of reasonably possible alternative assumptions
	Increase (decrease) in the income statement charge		(Increase) decrease in the net defined benefit pension scheme surplus
	2019 £m	2018 £m	2019 £m	2018 £m
Inflation (including pension increases):[1]
Increase of 0.1 per cent	12	14	467	410
Decrease of 0.1 per cent	(12)	(14)	(460)	(395)
Discount rate:[2]
Increase of 0.1 per cent	(20)	(27)	(763)	(670)
Decrease of 0.1 per cent	21	25	784	686
Expected life expectancy of members:
Increase of one year	40	43	1,636	1,299
Decrease of one year	(39)	(42)	(1,575)	(1,257)

1	At 31 December 2019, the assumed rate of RPI inflation is 2.94 per cent and CPI inflation 1.99 per cent (2018: RPI 3.20 per cent and CPI 2.15 per cent).

2	At 31 December 2019, the assumed discount rate is 2.05 per cent (2018: 2.90 per cent).

Sensitivity analysis method and assumptions

The sensitivity analysis above reflects the impact on the liabilities of the Group’s three most significant schemes which account for over 90 per cent of the Group’s defined benefit obligations. Whilst differences in the underlying liability profiles for the remainder of the Group’s pension arrangements mean they may exhibit slightly different sensitivities to variations in these assumptions, the sensitivities provided above are indicative of the impact across the Group as a whole.

The inflation assumption sensitivity applies to both the assumed rate of increase in the Consumer Prices Index (CPI) and the Retail Prices Index (RPI), and include the impact on the rate of increases to pensions, both before and after retirement. These pension increases are linked to inflation (either CPI or RPI) subject to certain minimum and maximum limits.

The sensitivity analysis (including the inflation sensitivity) does not include the impact of any change in the rate of salary increases as pensionable salaries have been frozen since 2 April 2014.

The life expectancy assumption has been applied by allowing for an increase/decrease in life expectation from age 60 of one year, based upon the approximate weighted average age for each scheme. Whilst this is an approximate approach and will not give the same result as a one year increase in life expectancy at every age, it provides an appropriate indication of the potential impact on the schemes from changes in life expectancy.

There was no change in the methods and assumptions used in preparing the sensitivity analysis from the prior year.

Asset-liability matching strategies

The main schemes’ assets are invested in a diversified portfolio, consisting primarily of debt securities. The investment strategy is not static and will evolve to reflect the structure of liabilities within the schemes. Specific asset-liability matching strategies for each pension plan are independently determined by the responsible governance body for each scheme and in consultation with the employer.

A significant goal of the asset-liability matching strategies adopted by Group schemes is to reduce volatility caused by changes in market expectations of interest rates and inflation. In the main schemes, this is achieved by investing scheme assets in bonds, primarily fixed interest gilts and index linked gilts, and by entering into interest rate and inflation swap arrangements. These investments are structured to take into account the profile of scheme liabilities, and actively managed to reflect both changing market conditions and changes to the liability profile.

On 28 January 2020, the main schemes entered into a £10 billion longevity insurance arrangement to hedge around 20 per cent of the schemes’ exposure to unexpected increases in life expectancy. This arrangement will form part of the schemes’ investment portfolio and will provide income to the schemes in the event that pensions are paid out for longer than expected. The transaction is structured as a pass-through with Scottish Widows as the insurer, and onwards reinsurance to Pacific Life Re Limited.

At 31 December 2019 the asset-liability matching strategy mitigated 106 per cent of the liability sensitivity to interest rate movements and 103 per cent of the liability sensitivity to inflation movements. In addition a small amount of interest rate sensitivity arises through holdings of corporate and other debt securities.

Maturity profile of defined benefit obligation

The following table provides information on the weighted average duration of the defined benefit pension obligations and the distribution and timing of benefit payments:

	The Group		The Bank
	2019 Years	2018 Years	2019 Years	2018 Years
Duration of the defined benefit obligation	18	18	16	17

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
Maturity analysis of benefits expected to be paid:
Within 12 months	1,274	1,225	892	839
Between 1 and 2 years	1,373	1,299	963	900
Between 2 and 5 years	4,455	4,303	3,086	2,952
Between 5 and 10 years	8,426	8,305	5,673	5,543
Between 10 and 15 years	9,229	9,416	5,962	6,044
Between 15 and 25 years	17,400	18,417	10,603	11,052
Between 25 and 35 years	13,999	15,631	8,044	8,834
Between 35 and 45 years	8,291	9,924	4,266	5,074
In more than 45 years	3,160	4,270	1,208	1,661

MATURITY ANALYSIS METHOD AND ASSUMPTIONS

The projected benefit payments are based on the assumptions underlying the assessment of the obligations, including allowance for expected future inflation. They are shown in their undiscounted form and therefore appear large relative to the discounted assessment of the defined benefit obligations recognised in the Group’s balance sheet. They are in respect of benefits that have been accrued prior to the respective year-end date only and make no allowance for any benefits that may have been accrued subsequently.

DEFINED CONTRIBUTION SCHEMES

The Group operates a number of defined contribution pension schemes in the UK and overseas, principally Your Tomorrow and the defined contribution sections of the Lloyds Bank Pension Scheme No. 1.

During the year ended 31 December 2019 the charge to the continuing operations income statement in respect of defined contribution schemes was £273 million (2018: £288 million; 2017: £242 million), representing the contributions payable by the employer in accordance with each scheme’s rules. In addition, in 2018 £3 million (2017: £14 million) was charged within discontinued operations (see note 13).

Other post-retirement benefit schemes

The Group operates a number of schemes which provide post-retirement healthcare benefits to certain employees, retired employees and their dependants. The principal scheme relates to former Lloyds Bank staff and under this scheme the Group has undertaken to meet the cost of post-retirement healthcare for all eligible former employees (and their dependants) who retired prior to 1 January 1996. The Group has entered into an insurance contract to provide these benefits and a provision has been made for the estimated cost of future insurance premiums payable.

For the principal post-retirement healthcare scheme, the latest actuarial valuation of the liability was carried out at 31 December 2019 by qualified independent actuaries. The principal assumptions used were as set out above, except that the rate of increase in healthcare premiums has been assumed at 6.54 per cent (2018: 6.81 per cent).

Movements in the other post-retirement benefits obligation:

	The Group		The Bank
	2019 £m	2018 £m	2019 £m	2018 £m
At 1 January	(124)	(144)	(84)	(103)
Actuarial gains	(6)	18	(3)	17
Insurance premiums paid	7	5	5	4
Charge for the year	(4)	(4)	(2)	(3)
Exchange and other adjustments	1	1	(1)	1
At 31 December	(126)	(124)	(85)	(84)